SUBSCRIPTION AGREEMENT FOR SHARES
                                OF GOLD RUN INC.

                                                               November 19, 2007

GOLD RUN INC.
c/o Berns & Berns
767 Third Avenue
New York, New York 10017

Gentlemen:

      The Undersigned hereby offers to purchase from Gold Run Inc. (the "Company")_____________shares of the Company's common stock, par value $.000001 per share ("Share"), at a price of $0.001 per Share for a total purchase price of $____________. Instructions on how to subscribe are set forth at Appendix I.

      In order to induce the Company to sell you the Shares, the Undersigned, for himself and for his legal representatives, successors and assigns, hereby makes the following representations, warranties, acknowledgments and certifications, intending that the Company rely hereon, to the Company, and covenants with the Company, as follows:

      1. The Undersigned acknowledges that the Company is a reporting issuer in the United States, and files reports with the Securities and Exchange Commission ("SEC"), SEC file no. 333-139412. The Undersigned further acknowledges that the Company has filed with the SEC a (a) Registration Statement on Form SB-2 which was declared effective by the SEC on May 14, 2007 ("Registration Statement"),
(b) post-effective amendment to the Registration Statement on June 27, 2007, (c) Quarterly Report on Form 10-Q for the quarter ended June 30, 2007 on August 20, 2007 , (d) Current Report on Form 8-K on October 1, 2007, (e) Current Report on Form 8-K on November 1, 2007, and (f) Quarterly Report on Form 10-Q for the period ended September 30, 2007, on November 19, 2007.

      2. The Company has made available to the Undersigned all requested documents and records in its possession, and has offered the Undersigned an opportunity to discuss this investment with the Company and/or representatives of the Company and obtain any additional information necessary to verify the accuracy of any information furnished. The Undersigned acknowledges that he has not been provided with an offering memorandum or any other offering literature relating to this private offering of the Company's Shares and is relying solely on the items set forth in paragraph 1 hereof in making his investment decision.
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Gold Run Inc.                                                             Page 2


      3. The Undersigned acknowledges that no information furnished by the Company constitutes investment, accounting, legal or tax advice. The Undersigned is relying solely upon himself and his professional advisors, if any, for such advice.

      4. The Undersigned has relied solely upon his own independent investigation in making a decision to purchase the Shares. The Shares are a speculative investment which involves a substantial degree of risk with no assurance of any income from such investment and the possibility that the Shares may become worthless. The Undersigned acknowledges that the Shares are restricted securities for which there is no market. The Undersigned acknowledges that he must therefore be prepared to bear the economic risks for an indefinite period, and the total loss of his investment.

      5. The Undersigned acknowledges that this offer of sale of the Shares are not being registered under the laws of any jurisdiction, are being acquired solely for the account of the Undersigned, solely for investment purposes and not with a view to resale or distribution, and that no other person has any direct or indirect interest in the Shares. The Undersigned has no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge to such person, or anyone else, the Shares, or any interest therein, and the Undersigned has no plans to enter into any such contract, undertaking, agreement or arrangement. The Undersigned understands that he may not dispose of the Shares, or any interest therein, unless and until legal counsel for the Company shall have determined that the intended disposition does not violate the law of any jurisdiction. The Undersigned acknowledges that the Shares are non-transferable, that the Shares will bear legends describing the limitations on transfers, and that it will not be possible for the Undersigned to liquidate his investment in case of an emergency. The Undersigned agrees to only resell such Shares pursuant to registration under the Securities Act of 1933, as amended (the "Securities Act"), or pursuant to an available exemption from registration, and agrees not to engage in hedging transactions with regard to such securities unless in compliance with the Securities Act.
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                                                               November 19, 2007
Gold Run Inc.                                                             Page 3


      6. The Undersigned acknowledges that in addition to the restrictions on transferability of the Shares described in paragraph 5 above, the Shares purchased by the Undersigned will be subject to additional restrictions on resales, hypothecations, pledges and transfers, as determined from time-to-time by the Company's Board of Directors in its sole discretion.

      7. The Undersigned represents that he is knowledgeable and experienced in making and evaluating investments. The investments of the Undersigned in, and his commitments to, all non-liquid investments (including an investment in the Company) are reasonable in relation to his net worth, and the Undersigned has the ability to bear the financial risk of an investment in the Company.

      8. The Undersigned represents, warrants, and acknowledges that a) the Shares were not offered or distributed to the Undersigned through an advertisement in printed media of general and regular paid circulation, radio or television, and b) he did not attend any seminars or meetings regarding this offering, in which the attendees were invited by any general solicitation or general advertising.

      9. The Undersigned acknowledges that no governmental authority, regulatory body, stock exchange or any other entity has made any finding or determination as to the merits of this investment.

      10. The Undersigned acknowledges that the Company, in its sole discretion, reserves the unconditional right to accept or reject, in whole or in part, this subscription, with or without cause, and to waive any requirements of this subscription. The Undersigned acknowledges that the Company has the unconditional right to refund to the Undersigned all funds so tendered, or any portion thereof, to the Company, within one hundred twenty days of receipt, even if the Company has already utilized the funds. To the extent this subscription may ultimately be rejected, subscriptions received by the Company shall be refunded, without interest. The Undersigned acknowledges that the Company may utilize the subscription funds received from the Undersigned immediately upon receipt by the Company.

      11. The Undersigned represents that he is an "accredited investor" as such term is defined in Rule 501(a) under the Securities Act, as set forth at
Appendix II hereto, and has checked the applicable category of "accredited investor" on Appendix II.
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                                                               November 19, 2007
Gold Run Inc.                                                             Page 4


      The Undersigned will indemnify and hold the Company, its affiliates, and representatives, harmless from and against any and all loss, liability, cost, damage, expense (including attorney's fees and expenses) and claims arising out of, in connection with or resulting (i) from the sale or distribution of the Shares by the Undersigned in violation of any applicable law, rule or regulation, and (ii) any misrepresentation by the Undersigned or any breach of any warranties herein or any covenants or agreements set forth herein.

      The foregoing is not, and will not be, revocable by the Undersigned at any time. The Undersigned gives this document to the Company intending to be legally bound hereby.

                                                   Very truly yours,

                                                   _________________________
                                                   Print Name

                                                   _________________________
                                                   Signature

                                                   Date: ___________________

                                                   _________________________
                                                   Address

                                                   _________________________
                                                   Address
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                                                               November 19, 2007
Gold Run Inc.                                                             Page 5


                                   APPENDIX I

                                HOW TO SUBSCRIBE

      1. This Subscription Agreement must be completed, signed, dated and faxed to:

            Gold Run Inc.
            c/o Berns & Berns
            767 Third Avenue
            23rd Floor
            New York, New York 10017
            Telephone: (212) 332-3320
            Telecopier: (212) 332-3315

      2.    Also, please mail an original signed copy to this address.

      3. Payment for the Shares must be made by wire transfer in U.S. dollars to the following account:

            ACCOUNT NAME: Gold Run Inc.
            BANK: JP Morgan Chase
            ADDRESS: 401 Madison Avenue, New York, NY 10017
            ACCOUNT NUMBER:
            ABA ROUTING NUMBER:
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                                                               November 19, 2007
Gold Run Inc.                                                             Page 6


                                   APPENDIX II

The Undersigned hereby certifies that it is an Accredited Investor as that term is defined in Rule 501(a) of Regulation D, promulgated pursuant to the Securities Act of 1933, as amended. THE SPECIFIC CATEGORY OF ACCREDITED INVESTOR APPLICABLE TO THE UNDERSIGNED IS CHECKED BELOW. ALL REFERENCES TO DOLLAR AMOUNTS IN THIS APPENDIX II ARE IN U.S. CURRENCY.

_____ a) Any bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in
            Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; insurance company as defined in Section 2(13) of the Securities Act; investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of the Securities Act; Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

_____ b) Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

_____ c) Any organization described in Section 501(c)(3) of the Internal Revenue Code, _____ corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;
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                                                               November 19, 2007
Gold Run Inc.                                                             Page 7


_____ d) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

_____ e) Any natural person whose individual net worth, or joint net worth with that person's _____ spouse, at the time of his purchase exceeds $1,000,000;

_____ f) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those _____ years and has a reasonable expectation of reaching the same income level in the current year;

_____ g) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose _____ of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in
            Section 230.506(b)(2)(ii); and

_____ h) Any entity in which all of the equity owners are accredited investors.

                                                   _________________________
                                                   Name of Investor

                                                   By:  ____________________
                                                   Name:
                                                   Title:

                                                   Date: ___________________